Exhibit 7.7

POWER OF ATTORNEY

Know all by these presents, that each of the undersigned hereby constitutes and appoints each of Cody L. Franklin, Andrew C. Goldberg, and Lance J.T. Schumacher, signing singly, as the undersigned’s true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in the undersigned’s capacity as an officer, director, or beneficial owner of the shares of Series A Convertible Preference Shares, par value $0.01 per share, which are convertible into shares of Common Stock, par value $0.18 per share, of Signet Jewelers Limited, a Bermuda exempted company (the “Issuer”), the Statement on Schedule 13D (or Schedule 13G, if applicable) in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules thereunder;

(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Statement on Schedule 13D (or Schedule 13G, if applicable) and all amendment(s) thereto and timely file such form with the United States Securities and Exchange Commission and any stock exchange or similar authority; and

(3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact’s discretion.

The undersigned hereby grant to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact’s substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Issuer assuming, any of the undersigned’s responsibilities to comply with Section 13 of the Securities Exchange Act of 1934, as amended.

This Power of Attorney shall remain in full force and effect until each of the undersigned is no longer required to file a Statement on Schedule 13D or Schedule 13G with respect to each of the undersigned’s holdings of and transactions in securities issued by the Issuer, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

[Signatures on following pages]

IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be executed as of this 10th day of October, 2016.

Green Equity Investors VI, L.P.
By: GEI Capital VI, LLC, its General Partner

By:	/S/ JONATHAN D. SOKOLOFF

Jonathan D. Sokoloff
Manager

Green Equity Investors Side VI, L.P.
By: GEI Capital VI, LLC, its General Partner

By:	/S/ JONATHAN D. SOKOLOFF

Jonathan D. Sokoloff
Manager

LGP Associates VI-A LLC
By: Peridot Coinvest Manager LLC, its Manager
By: Leonard Green & Partners, L.P., its Manager
By: LGP Management, Inc., its General Partner

By:	/S/ JONATHAN D. SOKOLOFF

Jonathan D. Sokoloff
Executive Vice President and Managing Partner

LGP Associates VI-B LLC
By: Peridot Coinvest Manager LLC, its Manager
By: Leonard Green & Partners, L.P., its Manager
By: LGP Management, Inc., its General Partner

By:	/S/ JONATHAN D. SOKOLOFF

Jonathan D. Sokoloff
Executive Vice President and Managing Partner

GEI Capital VI, LLC

By:	/S/ JONATHAN D. SOKOLOFF

Jonathan D. Sokoloff
Manager

Green VI Holdings, LLC

By:	/S/ JONATHAN D. SOKOLOFF

Jonathan D. Sokoloff
Manager

[SIGNATURE PAGE TO SIGNET JEWELERS LIMITED 13-D POWER OF ATTORNEY]

Leonard Green & Partners, L.P.
By: LGP Management, Inc., its General Partner

By:	/S/ JONATHAN D. SOKOLOFF

Jonathan D. Sokoloff
Executive Vice President and Managing Partner

LGP Management, Inc.

By:	/S/ JONATHAN D. SOKOLOFF

Jonathan D. Sokoloff
Executive Vice President and Managing Partner

Peridot Coinvest Manager LLC
By: Leonard Green & Partners, L.P., its Manager
By: LGP Management, Inc., its General Partner

By:	/S/ JONATHAN D. SOKOLOFF

Jonathan D. Sokoloff
Executive Vice President and Managing Partner

/S/ JONATHAN D. SOKOLOFF
Jonathan D. Sokoloff

[SIGNATURE PAGE TO SIGNET JEWELERS LIMITED 13-D POWER OF ATTORNEY]